MFS(R) GLOBAL GROWTH FUND*

                      Supplement to the Current Prospectus

Effective immediately, the portfolio management disclosure for the foreign emerging markets sector of the fund is hereby restated as follows:

     o Foreign Emerging Markets Growth Companies. Assets allocated to foreign emerging markets growth companies are managed by Nicholas Smithie. Mr. Smithie, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became a portfolio manager of the foreign emerging markets portion of the fund in August 2002.

               The date of this Supplement is September 17, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.